UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 30, 2006

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE
EX-99.1: PRESS RELEASE

ITEM 7.01
REGULATION FD DISCLOSURE
On January 30, 2006, the Company issued a press release announcing a conference call to be held on January 31, 2006 at 10:00 am EST to discuss its financial results for the fourth quarter and year ended December 31, 2005. The press release is included as Exhibit 99.1.
ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1 Press release dated January 30, 2006 (furnished pursuant to Item 7.01)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	January 30, 2006

BY:	/s/ JOHN W. TIETJEN

JOHN W. TIETJEN Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated January 30, 2006